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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: January 29, 1998


                          AirTouch Communications, Inc.


    Delaware                1-12342                           94-3213132
(State or other         (Commission File                     (IRS Employer
jurisdiction of             Number)                       Identification No.)
incorporation)


             One California Street, San Francisco, California 94111
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (415) 658-2000



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Item 5.  Other Events.

AirTouch Communications, Inc. and U S WEST, Inc. announced on January 29, 1998 that they have signed a definitive agreement on the merger of their domestic wireless interests as described in the press release attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit 2.1 Agreement and Plan of Merger among U S WEST, Inc., U S WEST Media Group, Inc., U S WEST NewVector
                  Group, Inc. and AirTouch Communications, Inc. dated as of January 29, 1998.

Exhibit 99.       Press Release dated January 29, 1998.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AIRTOUCH COMMUNICATIONS, INC.


                                       By: /s/ MOHAN S. GYANI
                                          -----------------------------------
                                          Mohan S. Gyani
                                          Executive Vice President and
                                          Chief Financial Officer


Date:    February 9, 1998



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Exhibits Index

Exhibit 2.1 Agreement and Plan of Merger among U S WEST, Inc., U S WEST Media Group, Inc., U S WEST NewVector Group, Inc. and AirTouch Communications, Inc. dated as of January 29, 1998.

Exhibit 99.     Press Release dated January 29, 1998



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